UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020 (June 10, 2020)

MICT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 10, 2020, Micronet Ltd., or Micronet, an entity in which MICT, Inc., or the Company, owns 30.48% of its issued and outstanding shares, filed an immediate report with the Tel Aviv Stock Exchange, or the TASE, announcing that, subject to the consummation of the special tender offer, or the Tender Offer, by MICT Telematics Ltd., a wholly owned subsidiary of the Company, under Israel law with respect to its purchase of certain ordinary shares of Micronet, or the Ordinary Shares, and assuming that the Company successfully purchases all of Micronet’s Ordinary Shares offered in the Tender Offer, then the Company will own 45.53% of the issued and outstanding Ordinary Shares of Micronet.

On June 10, 2020, the Company further informed Micronet that, assuming the full subscription of such Tender Offer is accepted, the Company intends to, but shall not be required to, participate in a public offering of Micronet’s Ordinary Shares, pursuant to which the Company may purchase up to $900,000 of Micronet’s Ordinary Shares.

On June 11, 2020, Micronet filed an immediate report with the TASE reporting that the Tender Offer has been fully accepted.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. These forward-looking statements include, but are not limited to, those statements regarding the proposed Tender Offer, the Company’s potential purchase of the Ordinary Shares pursuant to the Tender Offer, the potential increase in the Company’s voting interest in Micronet following the consummation of the Tender Offer, the Company’s potential purchase of Ordinary Shares in a public offering by Micronet, and the potential increase in the Company’s voting interest in Micronet following the subsequent purchase of Ordinary Shares in a public offering. These forward-looking statements and their implications are based on the current expectations of the management of the Company only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are subject to risks and uncertainties, including those discussed in the Company’s reports filed from time to time with the Securities and Exchange Commission. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: June 11, 2020	By:	/s/ Darren Mercer
Name: Darren Mercer
Title: Interim Chief Executive Officer

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